NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund

Supplement dated September 13, 2018
to the Summary Prospectus dated April 30, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust on September 12, 2018 (the "Meeting"), the Board approved the termination of Invesco Advisers, Inc. and American Century Investment Management, Inc. as the subadvisers to the NVIT Multi-Manager Growth Fund (the "Fund"), and the appointment of Allianz Global Investors U.S. LLC and WCM Investment Management, LLC (together, the "Companies") as the Fund's new subadvisers, effective on or about October 8, 2018 (the "Effective Date").

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The information under the heading "Principal Investment Strategies" on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, countries located around the world other than the United States. Some of these countries may be considered to be emerging market countries, which are typically developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest in equity securities of companies of any market capitalization, including smaller companies. The Fund also may invest in currency futures and forward foreign currency exchange contracts (collectively, "currency contracts"), which are derivatives, in order to hedge against international currency exposure. The Fund employs a growth style of investing, which means that it seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund is not limited in the percentage of its assets that it may invest in any one country, region or geographic area.
The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. Nationwide Fund Advisors ("NFA") is the Fund's investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the "Trust"), selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA also determines the amount of Fund assets to allocate to each subadviser. NFA has chosen the Fund's current subadvisers because they approach investing in international growth securities in a different manner from each other. For example, as of the date of this Prospectus, while both subadvisers utilize a bottom-up fundamental investment approach, one subadviser focuses on high-quality secular growth companies that exhibit structural advantages while the other subadviser focuses on high-quality secular and/or cyclical growth companies. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

b.	The information under the heading "Principal Risks" beginning on page 2 of the Summary Prospectus is supplemented with the following:

Country or sector risk – if the Fund emphasizes one or more countries or economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular countries or sectors.

c.	The information under the heading "Portfolio Management – Subadvisers" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Allianz Global Investors U.S. LLC ("Allianz")
WCM Investment Management, LLC ("WCM")

d.	The table under the heading "Portfolio Management – Portfolio Managers" on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Allianz
Robert Hofmann, CFA	Director and Portfolio Manager	Since 2018
Tobias Kohls, CFA, FRM	Portfolio Manager	Since 2018
WCM
Paul Black	Co-CEO and Portfolio Manager	Since 2018
Kurt Winrich, CFA	Co-CEO and Portfolio Manager	Since 2018
Peter Hunkel	Portfolio Manager and Business Analyst	Since 2018
Michael Trigg	Portfolio Manager and Business Analyst	Since 2018

3.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about the Companies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE